Exhibit 32

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

    In connection with the Annual Report of Emerson Electric Co. (the “Company”) on Form 10-K for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. N. Farr, Chairman of the Board and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Farr D. N. Farr Chairman of the Board and Chief Executive Officer Emerson Electric Co. November 18, 2004

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

    In connection with the Annual Report of Emerson Electric Co. (the “Company”) on Form 10-K for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. J. Galvin, Senior Executive Vice President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Walter J. Galvin W. J. Galvin Senior Executive Vice President and Chief Financial Officer Emerson Electric Co. November 18, 2004